WOA All Asset I

(the “Fund”)

Class I Shares (Symbol: WOAIX)

Supplement dated May 5, 2022

to the Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated June 29, 2021

The following provides new and additional information beyond that contained in the Fund’s current Prospectus and SAI and should be read in conjunction with the Fund’s current Prospectus and SAI.

On March 31, 2022, Morgan Stanley, the parent of Eaton Vance Water Oak Advisors (“EVWOA”), the Fund’s investment adviser, entered into an agreement with Pathstone Family Office, LLC (“Pathstone”), pursuant to which Pathstone agreed to purchase (the “Transaction”) certain assets and liabilities related to EVWO’s investment management, investment advisory, and wealth management business conducted under the trade name “WaterOak Advisors” (the “Business”). At a meeting held on April 20, 2022, the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) approved the appointment of Pathstone as investment adviser to the Fund, subject to shareholder approval. The Transaction closed on May 2, 2022 (the “Closing”) which resulted in the automatic termination of the investment advisory agreement between the Trust, on behalf of the Fund, and EVWOA (the “Prior Advisory Agreement”).

Effective May 2, 2022, Pathstone manages the Fund pursuant to an interim advisory agreement ("Interim Agreement") with the Trust on behalf of the Fund. The Board will call a shareholder meeting at which shareholders will be asked to approve an investment advisory agreement with Pathstone. The Interim Agreement will terminate on September 29, 2022, or earlier if the investment advisory agreement is approved by a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act). The Interim Agreement has the same advisory fee as, and does not differ materially in its terms from, the Prior Advisory Agreement except for provisions required by Rule 15a-4 under the 1940 Act. Pursuant to the terms of the Interim Agreement, Pathstone manages the Fund's investments on a day-to-day basis and employs substantially the same investment strategies employed by EVWOA. In connection the Transaction, almost all of the investment professionals associated with the Business and all of the Fund’s portfolio managers, became employees of Pathstone, and will provide asset management services as employees of Pathstone. The Fund’s portfolio managers remain the same. References to EVWOA should be disregarded.

Shareholders of record as May 12, 2022, will receive detailed information in the coming weeks about the proposed new investment advisory agreement and the Transaction in connection with the solicitation of their approval of the new investment advisory agreement.

Pathstone Family Office

Pathstone is an SEC registered investment adviser organized as a Delaware limited liability company and is located at 10 Sterling Boulevard, Suite 402, Englewood, NJ 07631. Pathstone is wholly owned by Pathstone Holdings, LLC, which is further owned by LM Checkmark Holdings LLC and certain employees and clients of Pathstone. As of December 31, 2021, Pathstone manages a total of $31.837 billion in assets.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated June 29, 2021, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-754-7935.